Term deposits	12 Months Ended
Mar. 31, 2019
Term deposits
Term deposits

23  Term deposits

	March 31,
	2018	2019
Fixed deposits with banks	1,012,144	1,029,533
Total	1,012,144	1,029,533
Non-current	6,187	23,548
Current	1,005,957	1,005,985
Total	1,012,144	1,029,533

Term deposits as on March 31, 2019, include INR 1,010,328  (March 31, 2018: INR 831,660) pledged with banks against bank guarantees and credit card facility (Refer to Note 32). Tenure for term deposits range from 1 years to 3 years.